                                  EXHIBIT 10.3

                        DEFERRED DIRECTOR FEES AGREEMENT

      THIS DEFERRED DIRECTOR FEES AGREEMENT, (this ("Agreement"), made this ______ day of _____________________, 2003 by and between _________________,
("Director"), and COLUMBIA COUNTY FARMERS NATIONAL BANK, ("Bank").

      WITNESSETH AS FOLLOWS:

      WHEREAS, Director has been duly elected by the shareholders of the Bank to become a member of the Bank's Board of Directors, and to render services as such; and

      WHEREAS, the Bank and Director desire to set forth in writing their agreement respecting future compensation to Director for such services.

      NOW THEREFORE, in consideration of the mutual promises and covenants herein, and intending to be legally bound hereby, the parties agree as follows:

      1. DIRECTOR'S SERVICE. Director agrees to serve as a member of the Bank's Board of Directors.

      2. TERM OF AGREEMENT. The term of this Agreement shall commence on July 1, 2003, and shall continue until the expiration of the Director's current term. If Director is re-elected to a subsequent term or terms, this Agreement shall continue until the expiration of the last of such terms ("Term"); provided, however, that such Term shall terminate on any date on which Director shall cease for any reason to be a member of the Board of Directors of the Bank.

      3. EXPENSES AND FEES. Director shall be compensated for travel and out-of-pocket expenses in accordance with the policies of the Bank. For the services rendered by Director during such Term, the Bank agrees to compensate Director for services rendered by Director in an amount determined by the Board of Directors from time to time ("Director's Fee").

      4. DEFERRED FEES ELECTION.

            (a) Notwithstanding any provision to the contrary in Paragraph 3, Director may elect to receive Director's Fees on a deferred, rather than current, basis in accordance with Paragraph 4 and Paragraph 5 of this Agreement. Such an election may be made by signing and returning to the Bank the election form attached hereto as Exhibit A on the date of this Agreement, in which case the election shall apply to all future Director's Fees, or (ii) on or before March 31, June 30, September 30, or December 31 of any year during Director's Term, in which case the election shall apply to all Director's Fees for succeeding calendar quarters.

            (b) The Bank shall establish on its books a Deferred Compensation Account, which shall be used as a basis for determining the amount of payments to be made to Director in

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accordance with the provisions of Paragraph 5 hereof, subject to all of the terms and conditions hereinafter set forth. On the last day of the first month of any calendar quarter of any year in which, pursuant to Director's prior election, Director's Fees are stated to be deferred, and on the last day of each calendar month following that date during the Term of Director's services set forth in Paragraph 2 hereof, the Bank shall credit to the Deferred Compensation Account an amount equal to the amount which Director would have been paid for such services in the absence of the election to defer. Within 30 days following the end of each calendar year, the Bank shall provide Director with a spreadsheet analysis showing the amount standing to his credit in the Deferred Compensation Account as of the end of that year, as adjusted for his credits under this subparagraph (b) for that year, and for the interest adjustment applicable under subparagraph (c) below.

            (c) During calendar year 2003 and continuing through December 31, 2007, the amounts credited to a Director's Deferred Compensation Account shall accrue interest at a rate of four (4%) percent per annum, from the date such amount is credited. On January 1, 2008, and on January 1st every five years thereafter, the interest accruing on amounts credited to a Director's Deferred Compensation Account shall be adjusted for the ensuing five year period. The adjusted interest rate shall equal that interest rate offered by the Bank as of January 1st of the year of adjustment on its five-year maturity fixed rate certificate of deposit. Interest will continue to be accrued at the applicable rate on the balance credited to Director in the Deferred Compensation Account during the period of payment of deferred fees.

            (d) An election by Director to defer Director's Fees shall continue from quarter to quarter unless Director terminates his election by written request. In the event of such a termination, no part of Director's Fees or interest credited to the Deferred Compensation Account prior to such termination shall be paid to Director except in accordance with Paragraph 5 of this Agreement. Nothing in this Paragraph shall preclude a Director who has exercised his right to terminate from making a new election with respect to future Director's Fees, as provided in Paragraph 4(a).

      5. PAYMENT OF DEFERRED FEES.

            (a) Except as provided in subparagraph (b) below, no payment to Director of amounts standing to his credit in the Deferred Compensation Account shall be commenced until the end of the quarter beginning January 1st of the first year following the year Director's Term expires. Provided Director is then living, the Bank shall then pay in cash to Director, in the manner and for the period elected by Director as set forth in Exhibit A, an amount equal to the amount standing to Director's credit in the Deferred Compensation Account, and shall decrease the Deferred Compensation Account by an amount equal to each such payment when made. Director shall have the right to amend the election in Exhibit A at any time prior to commencement of payment.

            (b) In the event that Director shall die prior to the payment of any or all of the amounts credited to him in the Deferred Compensation Account, the balance credited at that time shall be paid by the Bank to whatever person or persons designated by Director on the

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beneficiary designation form attached hereto as Exhibit B, or in default, to
Director's estate in a single lump sum payment within four months after the date of Director's death and such payment shall be in complete satisfaction of all of the rights of Director or Director's estate, representatives, heirs or beneficiaries. The Director shall have the right to change the beneficiary designation from time to time during the Director's lifetime.

      6. ALIENATION. Neither Director nor any person claiming under or through Director shall have any interest in any fund or in any specific asset or assets of the Bank by reason of the Deferred Compensation Account or any credits or adjustments to it under this Agreement. The Deferred Compensation Account shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge or encumbrance by Director or any person claiming under or through Director, nor shall it be subject to the debts, contracts, liabilities, or engagements of Director or anyone else prior to actual payment thereof.

      7. WITHHOLDING TAXES. At the request of a Director, the Bank may accommodate the Director and withhold a percentage from payments of Deferred Compensation to a Director for remittance to the IRS on account of federal income taxes due thereon.

      8. INDEPENDENT CONTRACTOR. Nothing contained herein shall be construed to make Director an employee of the Bank, it being expressly understood that Director is an independent contractor with respect to the Bank.

      9. GENERAL. This Agreement comprises the entire agreement between the parties and, as of the date of its execution supersedes, cancels and annuls any and all prior agreements between the parties with respect to payments to Director for services rendered to the Bank as a director thereof.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

WITNESS:                                  DIRECTOR:

/s/ Angela Keller                         /s/ Robert M. Brewington, Jr.
-----------------------------------       --------------------------------------

ATTEST:                                   COLUMBIA COUNTY FARMERS
                                          NATIONAL BANK

/s/ Don E. Bangs                          By: /s/ Lance O. Diehl
-----------------------------------       --------------------------------------
SECRETARY                                 PRESIDENT

WITNESS:                                  DIRECTOR:

/s/ Angela Keller                         /s/ Edward L. Campbell
-----------------------------------       --------------------------------------

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ATTEST:                                   COLUMBIA COUNTY FARMERS
                                          NATIONAL BANK

/s/ Don E. Bangs                          By: /s/ Lance O. Diehl
-----------------------------------       --------------------------------------
SECRETARY                                 PRESIDENT

                                       37
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WITNESS:                                  DIRECTOR:

/s/ Angela Keller                         /s/ Lance O. Diehl
-----------------------------------       --------------------------

ATTEST:                                   COLUMBIA COUNTY FARMERS
                                          NATIONAL BANK

/s/ Don E. Bangs                          By: /s/ Lance O. Diehl
-----------------------------------       --------------------------------------
SECRETARY                                 PRESIDENT

WITNESS:                                  DIRECTOR:

/s/ Angela Keller                         /s/ Elwood R. Harding, Jr.
-----------------------------------       --------------------------

ATTEST:                                   COLUMBIA COUNTY FARMERS
                                          NATIONAL BANK

/s/ Don E. Bangs                          By: /s/ Lance O. Diehl
-----------------------------------       --------------------------------------
SECRETARY                                 PRESIDENT

WITNESS:                                  DIRECTOR:

/s/ Angela Keller                         /s/ William F. Hess
-----------------------------------       --------------------------------------

ATTEST:                                   COLUMBIA COUNTY FARMERS
                                          NATIONAL BANK

/s/ Don E. Bangs                          By: /s/ Lance O. Diehl
-----------------------------------       --------------------------------------
SECRETARY                                 PRESIDENT

WITNESS:                                  DIRECTOR:

/s/ Angela Keller                         /s/ Willard H. Kile, Jr.
-----------------------------------       --------------------------------------

ATTEST:                                   COLUMBIA COUNTY FARMERS
                                          NATIONAL BANK

/s/ Don E. Bangs                          By: /s/ Lance O. Diehl
-----------------------------------       --------------------------------------
SECRETARY                                 PRESIDENT

                                       38
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WITNESS:                                  DIRECTOR:

/s/ Angela Keller                         /s/ Charles E. Long
-----------------------------------       --------------------------------------

ATTEST:                                   COLUMBIA COUNTY FARMERS
                                          NATIONAL BANK

/s/ Don E. Bangs                          By: /s/ Lance O. Diehl
-----------------------------------       --------------------------------------
SECRETARY                                 PRESIDENT

WITNESS:                                  DIRECTOR:

/s/ Angela Keller                         /s/ Paul E. Reichart
-----------------------------------       --------------------------------------

ATTEST:                                   COLUMBIA COUNTY FARMERS
                                          NATIONAL BANK

/s/ Don E. Bangs                          By: /s/ Lance O. Diehl
-----------------------------------       --------------------------------------
SECRETARY                                 PRESIDENT

                                       39
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                                    EXHIBIT A
                           ELECTION FOR DEFERRED FEES

      In accordance with Paragraph 4(a) of the Directors' Agreement entered into between COLUMBIA COUNTY FARMERS NATIONAL BANK and me, dated _______________, 2003, I hereby elect to defer receiving Director fees paid pursuant to such Agreement.

      In accordance with Paragraph 5(a) of the Agreement, I hereby make my election as to the manner that the Bank should make payments of the amount standing to Director's credit in the Deferred Compensation Account.

                              ELECTION DURING LIFE

1) Lump Sum

      or

2) Installments

      a. Payout:        Annual
                          or

                 Quarterly

      b. Term

              Over 5 year period
                      or
              Over 10 year period

c. Payout Starting: on ____________________ (specify date)

                               or

                            at age 65
                            at age 66
                            at age 67
                            at age 68
                            at age 69
                            at age 70

                                             ___________________________________
                                             Director's Signature        Date:

_______________

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                                    EXHIBIT B
                             BENEFICIARY DESIGNATION

      In accordance with Section 5(b) of the Directors' Agreement entered into between COLUMBIA COUNTY FARMERS NATIONAL BANK and me, dated January 1, 2003 , I hereby designate

_____________________________________________________

as the person(s) to whom the Bank should pay the amounts standing to my credit in the Deferred Compensation Account. By the above designation, I hereby revoke any and all prior designations.

Date: ___________________________                   ____________________________
                                                       Director's Signature

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